United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

            January 20, 2005
Date of Report (Date of earliest event reported)

    OVERSEAS SHIPHOLDING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

1-6749-1
Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

511 Fifth Avenue
          New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 953-4100

Section 2 - Financial Information.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 20, 2005, Overseas Shipholding Group, Inc. (“OSG”) issued a press release announcing that it successfully completed its acquisition of Stelmar Shipping Ltd. Additional information regarding the acquisition may be found on OSG’s Current Report on Form 8-K filed on December 15, 2004, which is hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment or otherwise within 71 calendar days after January 26, 2005, the date by which this Current Report must be filed pursuant to General Instruction B.1. of Form 8-K.

(b) Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment or otherwise within 71 calendar days after January 26, 2005, the date by which this Current Report must be filed pursuant to General Instruction B.1. of Form 8-K.

Exhibit No.	Description
99.1	Press Release of the Registrant dated January 20, 2005

Statement Regarding Forward-looking Disclosure

This release contains forward-looking statements regarding OSG’s prospects, including the outlook for tanker markets, changing oil trading patterns, prospects for certain strategic alliances, the ability to attract and retain customers, anticipated levels of newbuilding and scrapping, and the forecast of world economic activity and world oil demand. Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in these forward-looking statements are described in OSG’s Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Overseas Shipholding Group, Inc.
(Registrant)
By: /s/ Myles R. Itkin

Name: Myles R. Itkin
Title: Senior Vice President, Chief Financial Officer and Treasurer

Date: January 20, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Registrant dated January 20, 2005